2025 Second Quarter July 15, 2025

2 Highlights Revenue • Q2 2025 organic revenue growth of 3.0% • Media & Advertising (+8.2%) and Precision Marketing (+5.0%), together representing 68% of total revenue with combined organic growth in excess of 7% Income • Q2 Non-GAAP Adj. EBITA of $613.8 million, up 4.1%, with a 15.3% margin.(i) Operating income of $439.2 million. • Q2 Non-GAAP adjusted diluted EPS of $2.05, up 5.1%.(i) Reported diluted EPS of $1.31. Business update • 2024 Effie Index - Most Effective Holding Group - demonstrating leading-edge work that drives real business impact • Interpublic (IPG) Transaction: – Cleared antitrust review by the U.S. Federal Trade Commission in late June 2025 – Acceleration in our integration planning – 5 market approvals remain – Continue to expect closing in the second half of 2025 Capital allocation • $142 million in share repurchases in Q2 and $223 million YTD. Continue to estimate full-year 2025 of $600 million, which approximates our historical levels • $250 million YTD improvement in the use of operating capital, with positive operating capital for the LTM period • 34.0% Return on Equity and 18.2% Return on Invested Capital for the reported 12 months ended June 30, 2025 (i) See Non-GAAP reconciliations on pages 19 - 22.

3 Revenue Change Second Quarter Year to Date $ % ∆ $ % ∆ Prior Period Revenue $ 3,853.8 $ 7,484.3 Foreign exchange rate impact(1) 42.4 1.1% (16.8) (0.2) % Acquisition revenue, net of disposition revenue(2) 2.6 0.1% (0.2) — % Organic growth(3) 116.8 3.0% 238.7 3.2 % Current Period Revenue $ 4,015.6 4.2% $ 7,706.0 3.0 % In millions. See Definitions (1) through (3) on page 15.

4

Income Statement Summary - Reported and Non-GAAP Adjusted (QTD)

	Second Quarter			
	Reported 2025	Reported 2024	Non-GAAP Adj. 2025	Non-GAAP Adj. 2024
Revenue	**$ 4,015.6**	$ 3,853.8	**$ 4,015.6**	$ 3,853.8
Operating Expenses[(a)]	**3,576.4**	3,343.5	**3,421.6**	3,285.7
Operating Income[(a)]	**439.2**	510.3	**594.0**	568.1
Operating Income Margin %	***10.9 %***	*13.2 %*	***14.8 %***	*14.7 %*
Net Interest Expense	**40.7**	41.7	**40.7**	41.7
Income Tax Expense[(b)]	**120.5**	123.7	**146.5**	138.6
Income Tax Rate	**30.2 %**	26.4 %	**26.5 %**	26.3 %
Income from Equity Method Investments	**(0.2)**	3.3	**(0.2)**	3.3
Net Income Attributed to Noncontrolling Interests	**20.2**	20.1	**20.2**	20.1
Amortization of acquired intangible assets and internally developed strategic platform assets (after-tax)	**—**	—	**14.7**	15.9
Net Income - Omnicom Group Inc.[(a)(b)]	**$ 257.6**	$ 328.1	**$ 401.1**	$ 386.9
Net Income per Share - Diluted[(a)(b)(5)]	**$ 1.31**	$ 1.65	**$ 2.05**	$ 1.95
Non-GAAP Measures:				
EBITA[(5)]	**$ 459.0**	$ 531.8	**$ 613.8**	$ 589.6
EBITA Margin %	***11.4 %***	*13.8 %*	***15.3 %***	*15.3 %*

In millions except per share amounts. See Definition (5), Notes on page 15, and Non-GAAP reconciliations on pages 19 - 22.

Operating expenses for the three months ended June 30, 2025, increased compared to the prior year primarily due to repositioning costs recorded in the second quarter, largely related to severance associated with ongoing efficiency initiatives and acquisition related costs tied to the pending merger with IPG included within SG&A. For the same period in 2024, operating expenses also included repositioning costs, primarily from severance related to efficiency efforts, including the strategic consolidation of agencies in smaller international markets and the launch of our centralized production strategy.

Amortization of acquired intangible assets and internally developed strategic platform assets is already reflected in the "as reported" column of the income statement and included within reported EBITA. It is presented in the net income row to show its impact on Adjusted Net Income – Omnicom Group Inc. and Adjusted Net Income per Share – Diluted.

Omnicom

5

Income Statement Summary - Reported and Non-GAAP Adjusted (QTD)

Second Quarter

	Reported 2025	Repositioning Costs	Acquisition Related Costs	Amortization (1)	Non-GAAP Adj. 2025	Reported 2024	Repositioning Costs	Amortization (1)	Non-GAAP Adj. 2024
Revenue	**$ 4,015.6**				**$ 4,015.6**	$ 3,853.8			$ 3,853.8
Operating Expenses:									
Repositioning costs[a]	**88.8**	**(88.8)**	**—**		**—**	57.8	(57.8)		—
Selling, general and administrative[a]	**170.4**	**—**	**(66.0)**		**104.4**	111.0	—		111.0
Operating Expenses[a]	**3,576.4**	**(88.8)**	**(66.0)**		**3,421.6**	3,343.5	(57.8)		3,285.7
Operating Income[a]	**439.2**	**88.8**	**66.0**		**594.0**	510.3	57.8		568.1
Operating Income Margin %	***10.9 %***				***14.8 %***	*13.2 %*			*14.7 %*
Net Interest Expense	**40.7**				**40.7**	41.7			41.7
Income Tax Expense[b]	**120.5**	**21.6**	**4.4**		**146.5**	123.7	14.9		138.6
Income Tax Rate	**30.2 %**				**26.5 %**	26.4 %			26.3 %
Income from Equity Method Investments	**(0.2)**				**(0.2)**	3.3			3.3
Net Income Attributed to Noncontrolling Interests	**20.2**				**20.2**	20.1			20.1
Amortization of acquired intangible assets and internally developed strategic platform assets (after- tax)	**—**			**14.7**	**14.7**	—		15.9	15.9
Net Income - Omnicom Group Inc.[a][b]	**$ 257.6**	**$67.2**	**$61.6**	**$14.7**	**$ 401.1**	$ 328.1	$42.9	$15.9	$ 386.9
Net Income per Share - Diluted[a][b][5]	**$ 1.31**				**$ 2.05**	$ 1.65			$ 1.95
Non-GAAP Measures:									
EBITA[5]	**$ 459.0**	**$88.8**	**$66.0**	**$—**	**$ 613.8**	$ 531.8	$57.8	$—	$ 589.6
EBITA Margin %	***11.4 %***				***15.3 %***	*13.8 %*			*15.3 %*

In millions except per share amounts. See Definition (5), Notes on page 15, and Non-GAAP reconciliations on pages 19 - 22.

Operating expenses for the three months ended June 30, 2025, increased compared to the prior year primarily due to repositioning costs recorded in the second quarter, largely related to severance associated with ongoing efficiency initiatives and acquisition related costs tied to the pending merger with IPG included within SG&A. For the same period in 2024, operating expenses also included repositioning costs, primarily from severance related to efficiency efforts, including the strategic consolidation of agencies in smaller international markets and the launch of our centralized production strategy.

Note: (1) Amortization of acquired intangible assets and internally developed strategic platform assets is already reflected in the "as reported" column of the income statement and included within reported EBITA. It is presented in the net income row to show its impact on Adjusted Net Income – Omnicom Group Inc. and Adjusted Net Income per Share – Diluted.

Omnicom

6

Income Statement Summary - Reported and Non-GAAP Adjusted (YTD)

	Year to Date			
	Reported 2025	Reported 2024	Non-GAAP Adj. 2025	Non-GAAP Adj. 2024
Revenue	$ 7,706.0	$ 7,484.3	$ 7,706.0	$ 7,484.3
Operating Expenses[a]	6,814.2	6,495.1	6,625.6	6,437.3
Operating Income[a]	891.8	989.2	1,080.4	1,047.0
Operating Income Margin %	*11.6 %*	*13.2 %*	*14.0 %*	*14.0 %*
Net Interest Expense	70.1	68.5	70.1	68.5
Income Tax Expense[b]	241.2	239.7	268.3	254.6
Income Tax Rate	29.4 %	26.0 %	26.6 %	26.0 %
Income from Equity Method Investments	0.7	4.2	0.7	4.2
Net Income Attributed to Noncontrolling Interests	35.9	38.5	35.9	38.5
Amortization of acquired intangible assets and internally developed strategic platform assets (after- tax)	—	—	30.8	31.8
Net Income - Omnicom Group Inc.[a][b]	$ 545.3	$ 646.7	$ 737.6	$ 721.4
Net Income per Share - Diluted[a][b][5]	$ 2.77	$ 3.24	$ 3.74	$ 3.62
Non-GAAP Measures:				
EBITA[5]	$ 933.4	$ 1,032.2	$ 1,122.0	$ 1,090.0
EBITA Margin %	*12.1 %*	*13.8 %*	*14.6 %*	*14.6 %*

In millions except per share amounts. See Definition (5), Notes on page 15, and Non-GAAP reconciliations on pages 19 - 22.

Operating expenses for the six months ended June 30, 2025, increased compared to the prior year primarily due to repositioning costs recorded in the second quarter, largely related to severance associated with ongoing efficiency initiatives and acquisition related costs tied to the pending merger with IPG included within SG&A. For the same period in 2024, operating expenses also included repositioning costs, primarily from severance related to efficiency efforts, including the strategic consolidation of agencies in smaller international markets and the launch of our centralized production strategy.

Amortization of acquired intangible assets and internally developed strategic platform assets is already reflected in the "as reported" column of the income statement and included within reported EBITA. It is presented in the net income row to show its impact on Adjusted Net Income – Omnicom Group Inc. and Adjusted Net Income per Share – Diluted.

Omnicom

7

Income Statement Summary - Reported and Non-GAAP Adjusted (YTD)

Year to Date

	Reported 2025	Repositioning Costs	Acquisition Related Costs	Amortization [1]	Non-GAAP Adj. 2025	Reported 2024	Repositioning Costs	Amortization [1]	Non-GAAP Adj. 2024
Revenue	**$ 7,706.0**				**$ 7,706.0**	$ 7,484.3			$ 7,484.3
Operating Expenses:									
Repositioning costs[a]	**88.8**	**(88.8)**	**—**		**—**	57.8	(57.8)		—
Selling, general and administrative[a]	**288.3**	**—**	**(99.8)**		**188.5**	196.3	—		196.3
Operating Expenses[a]	**6,814.2**	**(88.8)**	**(99.8)**		**6,625.6**	6,495.1	(57.8)		6,437.3
Operating Income[a]	**891.8**	**88.8**	**99.8**		**1,080.4**	989.2	57.8		1,047.0
Operating Income Margin %	***11.6 %***				***14.0 %***	*13.2 %*			*14.0 %*
Net Interest Expense	**70.1**				**70.1**	68.5			68.5
Income Tax Expense[b]	**241.2**	**21.6**	**5.5**		**268.3**	239.7	14.9		254.6
Income Tax Rate	**29.4 %**				**26.6 %**	26.0 %			26.0 %
Income from Equity Method Investments	**0.7**				**0.7**	4.2			4.2
Net Income Attributed to Noncontrolling Interests	**35.9**				**35.9**	38.5			38.5
Amortization of acquired intangible assets and internally developed strategic platform assets (after- tax)	**—**			**30.8**	**30.8**	—		31.8	31.8
Net Income - Omnicom Group Inc.[a][b]	**$ 545.3**	**$67.2**	**$94.3**	**$30.8**	**$ 737.6**	$ 646.7	$42.9	$31.8	$ 721.4
Net Income per Share - Diluted[a][b][5]	**$ 2.77**				**$ 3.74**	$ 3.24			$ 3.62
Non-GAAP Measures:									
EBITA[5]	**$ 933.4**	**$88.8**	**$99.8**	**$—**	**$ 1,122.0**	$ 1,032.2	$57.8	$—	$ 1,090.0
EBITA Margin %	***12.1 %***				***14.6 %***	*13.8 %*			*14.6 %*

In millions except per share amounts. See Definition (5), Notes on page 15, and Non-GAAP reconciliations on pages 19 - 22.

Operating expenses for the six months ended June 30, 2025, increased compared to the prior year primarily due to repositioning costs recorded in the second quarter, largely related to severance associated with ongoing efficiency initiatives and acquisition related costs tied to the pending merger with IPG included within SG&A. For the same period in 2024, operating expenses also included repositioning costs, primarily from severance related to efficiency efforts, including the strategic consolidation of agencies in smaller international markets and the launch of our centralized production strategy.

Note: (1) Amortization of acquired intangible assets and internally developed strategic platform assets is already reflected in the "as reported" column of the income statement and included within reported EBITA. It is presented in the net income row to show its impact on Adjusted Net Income – Omnicom Group Inc. and Adjusted Net Income per Share – Diluted.

Omnicom

8 Revenue by Discipline Second Quarter Year to Date Revenue % of Rev % Growth % Organic Growth(3) Revenue % of Rev % Growth % Organic Growth(3) Media & Advertising $ 2,291.3 57.1% 9.1% 8.2 % Media & Advertising $ 4,339.5 56.3% 7.0% 7.7 % Precision Marketing 457.1 11.4% 7.0% 5.0 % Precision Marketing 907.4 11.8% 6.4% 5.4 % Public Relations 372.9 9.3% (8.6) % (9.3) % Public Relations 735.6 9.5% (7.1) % (7.0) % Healthcare 332.6 8.2% (3.6) % (4.9) % Healthcare 638.3 8.3% (3.6) % (4.0) % Branding & Retail Commerce 148.6 3.7% (18.4) % (16.9) % Branding & Retail Commerce 308.1 4.0% (16.2) % (13.4) % Experiential 196.8 4.9% 7.9% 2.9 % Experiential 351.0 4.6% 3.8% 0.9 % Execution & Support 216.3 5.4% 3.9% 1.5 % Execution & Support 426.1 5.5% 2.1% 1.7 % Total $ 4,015.6 100.0% 4.2% 3.0 % Total $ 7,706.0 100.0% 3.0% 3.2 % In millions. See Definition (3) on page 15.

9 Second Quarter Revenue % of Rev % Growth % Organic Growth(3) United States $ 2,093.5 52.1% 3.0% 3.0 % Other North America 116.2 2.9% 1.0% 2.4 % United Kingdom 434.0 10.8% 2.5% (2.5) % Euro Markets & Other Europe 732.4 18.2% 8.0% 2.5 % Asia Pacific 458.8 11.5% 6.3% 6.5 % Latin America 114.6 2.9% 7.7% 18.0 % Middle East & Africa 66.1 1.6% 0.8% 0.9 % Total $ 4,015.6 100.0% 4.2% 3.0 % Revenue by Region In millions. See Definition (3) on page 15. Year to Date Revenue % of Rev % Growth % Organic Growth(3) United States $ 4,100.5 53.2% 3.6% 3.7 % Other North America 220.7 2.9% (4.0) % (0.6) % United Kingdom 829.9 10.8% 0.4% (1.6) % Euro Markets & Other Europe 1,331.5 17.2% 4.0% 2.1 % Asia Pacific 875.5 11.4% 4.3% 6.2 % Latin America 211.0 2.7% 4.0% 16.5 % Middle East & Africa 136.9 1.8% (5.7) % (4.7) % Total $ 7,706.0 100.0% 3.0% 3.2%

10 Second Quarter Year to Date 2025 2024 2025 2024 Pharma & Health 15% 17% 15% 16% Food & Beverage 15% 15% 15% 16% Auto 13% 11% 13% 11% Consumer Products 9% 11% 9% 10% Financial Services 8% 7% 8% 7% Travel & Entertainment 8% 7% 8% 7% Technology 8% 7% 8% 7% Retail 7% 7% 7% 6% Government 4% 4% 3% 4% Telecommunications 3% 3% 3% 3% Services 3% 3% 3% 3% Oil, Gas & Utilities 2% 2% 2% 2% Not-for-Profit 2% 1% 1% 1% Education 1% 1% 1% 1% Other 2% 4% 4% 6% Total 100% 100% 100% 100% Revenue by Industry Sector Note: Prior year period amounts conform to the current period presentation.

11 Operating Expense Detail Second Quarter Year to Date 2025 % of Rev 2024 % of Rev 2025 % of Rev 2024 % of Rev Revenue $ 4,015.6 $ 3,853.8 $ 7,706.0 $ 7,484.3 Operating expenses: Salary and related costs 1,827.8 45.5% 1,836.9 47.7% 3,608.3 46.8% 3,684.2 49.2 % Third-party service costs(c) 918.4 22.9% 811.1 21.0% 1,715.2 22.3% 1,509.3 20.2 % Third-party incidental costs(d) 186.4 4.6% 152.1 3.9% 355.4 4.6% 299.2 4.0 % Total salary and service costs 2,932.6 2,800.1 5,678.9 5,492.7 Occupancy and other costs 325.9 8.1% 314.2 8.2% 640.5 8.3% 628.3 8.4 % Repositioning costs(a) 88.8 2.2% 57.8 1.5% 88.8 1.2% 57.8 0.8 % Cost of services 3,347.3 3,172.1 6,408.2 6,178.8 Selling, general and administrative expenses(a) 170.4 4.2% 111.0 2.9% 288.3 3.7% 196.3 2.6 % Depreciation and amortization 58.7 1.5% 60.4 1.6% 117.7 1.5% 120.0 1.6 % Total operating expenses 3,576.4 89.1% 3,343.5 86.8% 6,814.2 88.4% 6,495.1 86.8 % Operating Income(a) $ 439.2 $ 510.3 $ 891.8 $ 989.2 In millions. See Notes on page 15.

12 Cash Flow Performance Six Months Ended June 30, 2025 2024 Free Cash Flow(4) $ 835.0 $ 901.3 Primary Uses of Cash: Dividends paid to Common Shareholders 277.4 278.9 Dividends paid to Noncontrolling Interest Shareholders 34.3 34.2 Capital Expenditures 71.6 62.3 Acquisition payments, including payment of contingent purchase price obligations, and acquisition of additional noncontrolling interests 48.2 829.4 Stock Repurchases 223.0 249.8 Proceeds from Stock Plans (12.9) (3.5) Primary Uses of Cash(4) 641.6 1,451.1 Net Free Cash Flow(4) $ 193.4 $ (549.8) In millions. See Definition (4) on page 15 and Non-GAAP reconciliations on pages 19 - 22.

13 Credit & Liquidity $ Millions Twelve Months Ended June 30, 2025 2024 EBITDA(5) $ 2,416.6 $ 2,422.8 Total Debt / EBITDA 2.6 x 2.6 x Net Debt(6) / EBITDA 1.2 x 1.5 x Debt Bank Loans (Due Less Than 1 Year) $ 22.3 $ 15.1 USD-denominated Senior Notes 4,000.0 4,150.0 EUR-denominated Senior Notes 1,872.8 1,712.6 GBP-denominated Senior Notes 445.4 410.8 Other (35.5) (33.8) Total Debt $ 6,305.0 $ 6,254.7 Cash and Equivalents 3,300.4 2,711.7 Short Term Investments — — Net Debt(6) $ 3,004.6 $ 3,543.0 In millions. See Definitions (5) and (6) on page 15 and Non-GAAP reconciliations on pages 19 - 22.

14 Historical Returns Return on Invested Capital (ROIC)(7) Return on Equity(8) Twelve months ended June 30, 2025 18.2 % Twelve months ended June 30, 2025 34.0 % Twelve months ended June 30, 2024 20.4 % Twelve months ended June 30, 2024 42.5 % In millions. See Definitions (7) and (8) on page 15.

15Notes (a) For the three and six months ended June 30, 2025, operating expenses included $88.8 million ($67.2 million after-tax) of repositioning costs recorded in the second quarter of 2025, primarily related to severance actions related to efficiency initiatives. In addition, included in selling, general and administrative expenses for the three and six months ended June 30, 2025, are acquisition related costs of $66.0 million ($61.6 million after-tax) and $99.8 million ($94.3 million after-tax), respectively, related to the pending merger with IPG. The net impact of these items reduced operating income for the three and six months ended June 30, 2025, by $154.8 million ($128.8 million after-tax) and $188.6 million ($161.5 million after-tax), respectively, which reduced diluted net income per share - Omnicom Group Inc. by $0.66 and $0.82, respectively. For the three and six months ended June 30, 2024, operating expenses included $57.8 million ($42.9 million after-tax) of repositioning costs recorded in the second quarter of 2024, primarily related to severance actions related to ongoing efficiency initiatives, including strategic agency consolidation in our smaller international markets and the launch of our centralized production strategy, which reduced diluted net income per share - Omnicom Group Inc. by $0.22. There were no acquisition related costs for the three and six months ended June 30, 2024. (b) Income tax for the three and six months ended June 30, 2025 included impacts of the acquisition related costs and repositioning costs. Income tax for the three and six months ended June 30, 2024 included impacts related to real estate and other repositioning costs. (c) Third-party service costs include third-party supplier costs when we act as principal in providing services to our clients. (d) Third-party incidental costs primarily consist of client-related travel and incidental out-of-pocket costs, which we bill back to the client directly at our cost and which we are required to include in revenue. (e) Constant Dollar ("C$") expense is calculated by translating the current period’s local currency expense using the prior period average exchange rates to derive current period C$ expense. The foreign exchange rate impact is the difference between the current period expense in U.S. Dollars and the current period C$ expense. Financial Notes Definitions (1) Foreign exchange rate impact: calculated by translating the current period’s local currency revenue using the prior period average exchange rates to derive current period constant currency revenue. The foreign exchange rate impact is the difference between the current period revenue in U.S. Dollars and the current period constant currency revenue. (2) Acquisition revenue, net of disposition revenue: Acquisition revenue is calculated as if the acquisition occurred twelve months prior to the acquisition date by aggregating the comparable prior period revenue of acquisitions through the acquisition date. As a result, acquisition revenue excludes the positive or negative difference between our current period revenue subsequent to the acquisition date, and the comparable prior period revenue and the positive or negative growth after the acquisition date is attributed to organic growth. Disposition revenue is calculated as if the disposition occurred twelve months prior to the disposition date by aggregating the comparable prior period revenue of disposals through such date. The acquisition revenue and disposition revenue amounts are netted in the presentation on page 3. (3) Organic growth: calculated by subtracting the foreign exchange rate impact, and the acquisition revenue, net of disposition revenue components from total revenue growth. (4) See page 19 for the reconciliation of non-GAAP financial measures, which reconciles Free Cash Flow to the Net Cash Provided by Operating Activities and Net Free Cash Flow to the Net Increase (Decrease) in Cash and Cash Equivalents for the periods presented on page 12. The Free Cash Flow, Primary Uses of Cash and Net Free Cash Flow amounts presented on page 10 are non-GAAP liquidity measures. See page 23 for the definition of Net Free Cash Flow. (5) EBITA, EBITDA, and Non-GAAP Adjusted Net Income per share - Diluted are non-GAAP performance measures. We define EBITA as earnings before interest, taxes, and amortization of acquired intangible assets and internally developed strategic platform assets. Non-GAAP Adjusted Net Income per share - Diluted reflects the after-tax effects of amortization of acquired intangible assets and internally developed strategic platform assets. We use EBITA and EBITA margin as additional operating performance measures, which exclude the non-cash amortization expense of acquired intangible assets and internally developed strategic platform assets and allows for comparability of the periods presented. See page 23 for the definition of these measures and pages 20 and 22 for the reconciliation of Non-GAAP financial measures. (6) Net Debt is a non-GAAP liquidity measure. See page 23 for the definition of this measure, which is reconciled in the table on page 11. (7) Return on Invested Capital is After Tax Reported Operating Income (a non-GAAP performance measure – see page 23 for the definition of this measure and page 19 for the reconciliation of non-GAAP financial measures) divided by the average of Invested Capital at the beginning and the end of the period (book value of all long-term liabilities, including those related to operating leases, short-term interest bearing debt, the short-term liability related to operating leases plus shareholders’ equity less cash, cash equivalents, short-term investments, and operating lease right of use assets). (8) Return on Equity is Reported Net Income for the given period divided by the average of shareholders’ equity at the beginning and end of the period. (9) The Free Cash Flow amounts presented on page 17 are non-GAAP liquidity measures. See page 23 for the definition of this measure and page 19 for the reconciliation of the non-GAAP financial measures, which reconciles Free Cash Flow to the Net Cash Provided by Operating Activities for the periods presented on page 17.

16 Appendix

17 Free Cash Flow Six Months Ended June 30, 2025 2024 Net Income $ 581.2 $ 685.2 Depreciation and Amortization of Intangible Assets 117.7 120.0 Share-Based Compensation 44.2 44.7 Repositioning costs 88.8 57.8 Other Items to Reconcile to Net Cash Provided by (Used in) Operating Activities, net 3.1 (6.4) Free Cash Flow(9) $ 835.0 $ 901.3 In millions. See Definition (9) on page 15 and non-GAAP reconciliations on pages 19 - 22.

18Operating Expense Detail - Constant $ Second Quarter Year to Date 2025 2025 C$(e) 2024 2025 2025 C$(e) 2024 Operating expenses: Salary and related costs $ 1,827.8 $ 1,803.5 $ 1,836.9 $ 3,608.3 $ 3,613.9 $ 3,684.2 Third-party service costs(c) 918.4 910.1 811.1 1,715.2 1,719.3 1,509.3 Third-party incidental costs(d) 186.4 184.2 152.1 355.4 355.7 299.2 Total salary and service costs 2,932.6 2,897.8 2,800.1 5,678.9 5,688.9 5,492.7 Occupancy and other costs 325.9 322.3 314.2 640.5 643.0 628.3 Repositioning costs(a) 88.8 88.8 57.8 88.8 88.8 57.8 Cost of services 3,347.3 3,308.9 3,172.1 6,408.2 6,420.7 6,178.8 Selling, general and administrative expenses(a) 170.4 169.7 111.0 288.3 288.8 196.3 Depreciation and amortization 58.7 58.2 60.4 117.7 118.1 120.0 Total operating expenses(a) $ 3,576.4 $ 3,536.8 $ 3,343.5 $ 6,814.2 $ 6,827.6 $ 6,495.1 In millions. See Notes on page 15.

19 Non-GAAP Reconciliations Six Months Ended June 30, 2025 2024 Net Cash Provided by (Used in) Operating Activities $ (576.7) $ (760.2) Operating Activities items excluded from Free Cash Flow: Changes in Operating Capital (1,411.7) (1,661.5) Free Cash Flow $ 835.0 $ 901.3 Net Increase (Decrease) in Cash and Cash Equivalents $ (1,039.0) $ (1,720.3) Cash Flow items excluded from Net Free Cash Flow: Changes in Operating Capital (1,411.7) (1,661.5) Proceeds from borrowings — 645.9 Other investing, net 51.8 (13.7) Changes in Short-term Debt, net (0.6) 5.2 Other financing, net (33.1) (37.7) Effect of foreign exchange rate changes on cash and cash equivalents 161.2 (108.7) Net Free Cash Flow $ 193.4 $ (549.8) Twelve Months Ended June 30, 2025 2024 Reported Operating Income $ 2,177.2 $ 2,196.7 Effective Tax Rate for the applicable period 27.7% 26.2 % Income Taxes on Reported Operating Income 603.1 575.5 After Tax Reported Operating Income $ 1,574.1 $ 1,621.2 In millions

20

Non-GAAP Reconciliations

	Three Months Ended June 30,		Six Months Ended June 30,		Twelve Months Ended June 30,	
	2025	2024	2025	2024	2025	2024
Net Income - Omnicom Group Inc.[(a)(b)]	**$ 257.6**	$ 328.1	**$ 545.3**	$ 646.7	**$ 1,379.2**	$ 1,444.3
Net Income Attributed to Noncontrolling Interests	**20.2**	20.1	**35.9**	38.5	**90.8**	87.0
Income From Equity Method Investments	**(0.2)**	3.3	**0.7**	4.2	**3.4**	8.2
Income Tax Expense	**120.5**	123.7	**241.2**	239.7	**562.0**	540.0
Income Before Income Taxes and Income From Equity Method Investments	**398.5**	468.6	**821.7**	920.7	**2,028.6**	2,063.1
Net Interest Expense	**40.7**	41.7	**70.1**	68.5	**148.6**	133.6
Operating Income[(a)(b)]	**439.2**	510.3	**891.8**	989.2	**2,177.2**	2,196.7
Amortization of acquired intangible assets and internally developed strategic platform assets[(5)]	**19.8**	21.5	**41.6**	43.0	**86.1**	75.3
EBITA	**459.0**	531.8	**933.4**	1,032.2	**2,263.3**	2,272.0
Amortization of other purchased and internally developed software	**4.0**	4.8	**8.0**	9.1	**17.0**	18.5
Depreciation	**34.9**	34.1	**68.1**	67.9	**136.3**	132.3
EBITDA	**$ 497.9**	$ 570.7	**$ 1,009.5**	$ 1,109.2	**$ 2,416.6**	$ 2,422.8
EBITA	**$ 459.0**	$ 531.8	**$ 933.4**	$ 1,032.2		
Repositioning costs[(a)]	**88.8**	57.8	**88.8**	57.8		
Acquisition related costs[(a)]	**66.0**	—	**99.8**	—		
EBITA - Adjusted	**$ 613.8**	$ 589.6	**$ 1,122.0**	$ 1,090.0		
Revenue	**$ 4,015.6**	$ 3,853.8	**$ 7,706.0**	$ 7,484.3		
EBITA	**$ 459.0**	$ 531.8	**$ 933.4**	$ 1,032.2		
EBITA Margin %	**11.4 %**	13.8 %	**12.1 %**	13.8 %		
EBITA - Adjusted[(a)]	**$ 613.8**	$ 589.6	**$ 1,122.0**	$ 1,090.0		
EBITA Margin % - Adjusted[(a)]	**15.3 %**	15.3 %	**14.6 %**	14.6 %		

In millions. See Definition 5 and Notes on page 15.
The above table reconciles the GAAP financial measure of Net Income – Omnicom Group Inc. to the non-GAAP financial measures of EBITDA, EBITA, and EBITA - Adjusted for the periods presented.
See page 23 for definition of non-GAAP financial measures.

Omnicom

21Non-GAAP Reconciliations In millions. See Notes on page 15. The above table reconciles the GAAP financial measure of Operating Income to adjusted Non-GAAP financial measure of Non-GAAP Operating Income - Adjusted for the periods presented. Management believes excluding the acquisition related costs and repositioning costs is useful for investors to evaluate the comparability of the performance of our business between reporting periods. Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 Net Income - Omnicom Group Inc.- Reported $ 257.6 $ 328.1 $ 545.3 $ 646.7 Net Income Attributed To Noncontrolling Interests 20.2 20.1 35.9 38.5 Net Income 277.8 348.2 581.2 685.2 Income From Equity Method Investments (0.2) 3.3 0.7 4.2 Income Tax Expense(a) 120.5 123.7 241.2 239.7 Income Before Income Taxes and Income From Equity Method Investments 398.5 468.6 821.7 920.7 Net Interest Expense 40.7 41.7 70.1 68.5 Operating Income - Reported 439.2 510.3 891.8 989.2 Repositioning costs(a) 88.8 57.8 88.8 57.8 Acquisition related costs(a) 66.0 — 99.8 — Non-GAAP Operating Income - Adjusted $ 594.0 $ 568.1 $ 1,080.4 $ 1,047.0

22 Second Quarter Year to Date 2025 2024 2025 2024 Net Income - Omnicom Group Inc. - Reported $ 257.6 $ 328.1 $ 545.3 $ 646.7 Impact on Net Income related to: Repositioning costs(a) 67.2 42.9 67.2 42.9 Acquisition related costs(a) 61.6 — 94.3 — Amortization of acquired intangible assets and internally developed strategic platform assets 14.7 15.9 30.8 31.8 Non-GAAP Net Income - Omnicom Group Inc. - Adjusted(5) $ 401.1 $ 386.9 $ 737.6 $ 721.4 Diluted Shares 196.0 198.5 197.1 199.3 Reported Net Income per Share - Diluted $ 1.31 $ 1.65 $ 2.77 $ 3.24 Repositioning costs(a) $ 0.34 $ 0.22 $ 0.34 $ 0.22 Acquisition related costs (a) $ 0.32 $ — $ 0.48 $ — Amortization of acquired intangible assets and internally developed strategic platform assets $ 0.08 $ 0.08 $ 0.15 $ 0.16 Non-GAAP Adjusted Net Income per Share - Omnicom Group Inc. - Diluted $ 2.05 $ 1.95 $ 3.74 $ 3.62 Non-GAAP Reconciliations In millions. See Definition (5) and Notes on page 15. The above table reconciles the GAAP financial measure of Net Income-Omnicom Group Inc. to Non-GAAP Net Income-Omnicom Group Inc.-Adjusted for the periods presented. Management believes these non-GAAP measures are useful for investors to evaluate the comparability of the performance of our business between reporting periods.

23Disclosures The preceding materials have been prepared for use in the July 15, 2025 conference call on Omnicom’s results of operations for the three and six months ended June 30, 2025. The call will be archived on the internet at http:// investor.omnicomgroup.com Forward-Looking Statements Certain statements in this document contain forward-looking statements, including statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, from time to time, the Company or its representatives have made, or may make, forward-looking statements, orally or in writing. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company’s management as well as assumptions made by, and information currently available to, the Company’s management. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “should,” “would,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include: risks relating to the pending merger (the "merger") with IPG, including: that the merger may not be completed in a timely manner or at all; delays, unanticipated costs or restrictions resulting from regulatory review of the merger, including the risk that Omnicom or IPG may be unable to obtain governmental and regulatory approvals required for the merger, or that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the merger; uncertainties associated with the merger may cause a loss of both companies’ management personnel and other key employees, and cause disruptions to both companies’ business relationships; the merger agreement subjects the Company and IPG to restrictions on business activities prior to the effective time of the merger; the Company and IPG are expected to incur significant costs in connection with the merger and integration; litigation risks relating to the merger; the business and operations of both companies may not be integrated successfully in the expected time frame; the merger may result in a loss of both companies’ clients, service providers, vendors, joint venture participants and other business counterparties; and the combined company may fail to realize all of the anticipated benefits of the merger or fail to effectively manage its expanded operations; adverse economic conditions and disruptions, including geopolitical events, international hostilities, acts of terrorism, public health crises, inflation or stagflation, tariffs and other trade barriers, central bank interest rate policies in countries that comprise our major markets, labor and supply chain issues affecting the distribution of our clients’ products, or a disruption in the credit markets; international, national or local economic conditions that could adversely affect the Company or its clients, losses on media purchases and production costs incurred on behalf of clients; reductions in client spending, a slowdown in client payments or a deterioration or disruption in the credit markets; the ability to attract new clients and retain existing clients in the manner anticipated; changes in client marketing and communications services requirements; failure to manage potential conflicts of interest between or among clients; unanticipated changes related to competitive factors in the marketing and communications services industries; unanticipated changes to, or the ability to hire and retain, key personnel; currency exchange rate fluctuations; reliance on information technology systems and risks related to cybersecurity incidents; effective management of the risks, challenges and efficiencies presented by utilizing Artificial Intelligence (AI) technologies and related partnerships in our business; changes in legislation or governmental regulations affecting the Company or its clients; risks associated with assumptions the Company makes in connection with its acquisitions, critical accounting estimates and legal proceedings; the Company’s international operations, which are subject to the risks of currency repatriation restrictions, social or political conditions and an evolving regulatory environment in high-growth markets and developing countries; and risks related to environmental, social and governance goals and initiatives, including impacts from regulators and other stakeholders, and the impact of factors outside of our control on such goals and initiatives. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that may affect the Company’s business, including those described in Item 1A, “Risk Factors” and Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K and in other documents filed from time to time with the Securities and Exchange Commission. Except as required under applicable law, the Company does not assume any obligation to update these forward-looking statements. Non-GAAP Financial Measures We present financial measures determined in accordance with generally accepted accounting principles in the United States (“GAAP”) and adjustments to the GAAP presentation (“Non-GAAP”), which we believe are meaningful for understanding our performance. We believe these measures are useful in evaluating the impact of certain items on operating performance and allow for comparability between reporting periods. EBITA is defined as earnings before interest, income taxes, and amortization of acquired intangible assets and internally developed strategic platform assets, and EBITA margin is defined as EBITA divided by revenue. We use EBITA and EBITA margin as additional operating performance measures, which exclude the non-cash amortization expense of acquired intangible assets and internally developed strategic platform assets. We also use Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITA, Adjusted EBITA Margin, Adjusted Income Tax Expense, Adjusted Net Income – Omnicom Group Inc. and Adjusted Net Income per diluted share – Omnicom Group Inc. as additional operating performance measures. Free Cash Flow is defined as net income plus depreciation, amortization, share based compensation expense plus/(less) other items to reconcile to net cash (used in) provided by operating activities. We believe Free Cash Flow is a useful measure of liquidity to evaluate our ability to generate excess cash from our operations. Primary Uses of Cash is defined as dividends to common shareholders, dividends paid to non-controlling interest shareholders, capital expenditures, cash paid on acquisitions, payments for additional interest in controlled subsidiaries and stock repurchases, net of the proceeds from our stock plans, and excludes changes in operating capital and other investing and financing activities, including commercial paper issuances and redemptions used to fund working capital changes. We believe this liquidity measure is useful in identifying the significant uses of our cash. Net Free Cash Flow is defined as Free Cash Flow less the Primary Uses of Cash. Net Free Cash Flow is one of the metrics used by us to assess our sources and uses of cash and was derived from our consolidated statements of cash flows. We believe that this liquidity measure is meaningful for understanding our primary sources and primary uses of that cash flow. EBITDA is defined as earnings before interest, taxes, depreciation and amortization of intangible assets. Net Debt is defined as total debt less cash, cash equivalents and short-term investments. We believe net debt, together with the comparable GAAP measures, reflects one of the liquidity metrics used by us to assess our cash management. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in accordance with GAAP. Non-GAAP financial measures as reported by us may not be comparable to similarly titled amounts reported by other companies. Other Information All dollar amounts are in millions except for per share figures. The information contained in this document has not been audited, although some data has been derived from Omnicom’s historical financial statements, including its audited financial statements. In addition, industry, operational, and other non-financial data contained in this document have been derived from sources that we believe to be reliable, but we have not independently verified such information, and we do not, nor does any other person, assume responsibility for the accuracy or completeness of that information. Certain amounts in prior periods have been reclassified to conform to our current presentation. The inclusion of information in this presentation does not mean that such information is material or that disclosure of such information is required.